UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 15, 2014

GAMCO INVESTORS, INC.
(Exact name of registrant as specified in its charter)

New York	1-14761	13-4007862
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Corporate Center, Rye, NY		10580
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code     (914) 921-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

    On January 15, 2014, GAMCO Investors, Inc. ("GAMCO") announced its year-end assets under management and performance for the year ended December 31, 2013.  A copy of the related press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01	Financial Statements and Exhibits.

  (d) Exhibits

  99.1  GAMCO's Press Release, dated January 15, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMCO Investors, Inc.

By: /s/ Robert S. Zuccaro

Robert S. Zuccaro
Executive Vice-President and Chief Financial Officer

Date:January 16, 2014
Exhibit Index

Exhibit No.

99.1  GAMCO's Press Release, dated January 15, 2014.